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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2004


                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-50516                13-4104684
----------------------------          -------------          -------------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)               File Numbers)          Identification No.)

   500 Seventh Avenue, 18th Floor
           New York, NY                                           10018
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 997-9241


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure

     On Saturday, February 28, 2004, the results from the VEGF Inhibition Study in Ocular Neovascularization (VISION) were presented at the 27th annual Macula Society meeting. The study was sponsored by Eyetech Pharmaceuticals, Inc. and Pfizer Inc. The full text of the trade release issued in connection with the presentation of the study is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 2, 2004                  EYETECH PHARMACEUTICALS, INC.


                                      By:    /s/ Glenn Sblendorio
                                             --------------------
                                      Name:  Glenn P. Sblendorio
                                      Title: Senior Vice President, Finance and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.           Description
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   99.1               Trade release dated March 2, 2004